                                                                    EXHIBIT 21.1
EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING OCTOBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of November 21, 2005 and with respect to the performance of the Trust during the period of October 1, 2005 through October 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder ........                    -
                                                                                                         -------------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder ........                    -
                                                                                                         -------------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder ........                    -
                                                                                                         -------------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder ........                    -
                                                                                                         -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest .......................              3.82222
                                                                                                         -------------------

      2.  The amount of distribution in respect to the Class B Monthly Interest .......................              4.31111
                                                                                                         -------------------

      3.  The amount of distribution in respect to the Class C Monthly Interest .......................              4.93333
                                                                                                         -------------------

      4.  The amount of distribution in respect to the Class D Monthly Interest .......................              8.00000
                                                                                                         -------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder .......................              3.82222
                                                                                                         -------------------

      2.  The total amount of distribution in respect to the Class B Noteholder .......................              4.31111
                                                                                                         -------------------

      3.  The total amount of distribution in respect to the Class C Noteholder .......................              4.93333
                                                                                                         -------------------

      4.  The total amount of distribution in respect to the Class D Noteholder .......................              8.00000
                                                                                                         -------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date ..................................................  $    831,137,773.28
                                                                                                         -------------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date ..............................  $     65,281,466.35
                                                                                                         -------------------

     3.   Recoveries for the preceding Monthly Period .................................................  $      3,606,666.17
                                                                                                         -------------------

      4.  The Defaulted Amount for the preceding Monthly Period .......................................  $     16,902,399.69
                                                                                                         -------------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period.................................................                 4.56%
                                                                                                         -------------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period ..............................................................................  $  3,452,746,968.87
                                                                                                         -------------------
      7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period ..............................................................................  $  3,442,818,535.93
                                                                                                         -------------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at  the
          beginning of the preceding Monthly Period ...................................................  $     56,368,439.94
                                                                                                         -------------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
          last day of the preceding Monthly Period ...................................................  $     53,061,144.92
                                                                                                        -------------------
      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ........................................................  $  2,536,718,346.00
                                                                                                        -------------------
      11. The Transferor Interest as of the last day of the preceding Monthly Period .................  $    906,100,189.93
                                                                                                        -------------------

      12. The transferor percentage as of the last day of the preceding Monthly Period ...............                26.32%
                                                                                                        -------------------

      13. The Required Transferor Percentage .........................................................                 6.00%
                                                                                                        -------------------

      14. The Required Transferor Interest ...........................................................  $    206,569,112.16
                                                                                                        -------------------

      15. The monthly principal payment rate for the preceding Monthly Period ........................               24.072%
                                                                                                        -------------------

      16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
          Period .....................................................................................  $                 -
                                                                                                        -------------------
      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                      Percentage                Aggregate
                                                      of Total                   Account
                                                     Receivables                 Balance
(a) Delinquent between 30 days and 59 days              1.109%              $    38,783,630.77
(b) Delinquent between 60 days and 89 days              0.919%              $    32,127,687.65
(c) Delinquent between 90 days and 119 days             0.721%              $    25,216,049.16
(d) Delinquent between 120 days and 149 days            0.464%              $    16,235,231.62
(e) Delinquent between 150 days and 179 days            0.477%              $    16,689,842.71
(f) Delinquent 180 days or greater                      0.000%              $                -
                                                        -----               ------------------
(g) Aggregate                                           3.690%              $   129,052,441.91
                                                        =====               ==================

V.  Information regarding Series 2001-A

      1.  The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2001-A as of the last day of the related Monthly Period ...........           $  300,000,000.00
                                                                                                         -----------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2001-A on the last day of the related Monthly
          Period .............................................................................           $  300,000,000.00
                                                                                                         -----------------

                                                                                                 NOTE
                                                                                                FACTORS

      3.  The amount of Principal Receivables in the Trust represented by the Class A
          Note Principal Balance on the last day of the related Monthly Period ...............   1.0000  $  240,000,000.00
                                                                                                         -----------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B
          Note Principal Balance on the last day of the related Monthly Period ...............   1.0000  $   28,500,000.00
                                                                                                         -----------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C
          Note Principal Balance on the last day of the related Monthly Period ...............   1.0000  $   21,000,000.00
                                                                                                         -----------------

      6.  The amount of Principal Receivables in the trust represented by the Class D
          Note Principal Balance on the last day of the related Monthly Period ...............   1.0000  $   10,500,000.00
                                                                                                         -----------------

      7.  The Floating Investor Percentage with respect to the period:

      October 1, 2005 through October 18, 2005                                                                   8.6887340%
                                                                                                         -----------------
      October 19, 2005 through October 31, 2005                                                                  8.5666578%
                                                                                                         -----------------

      8.  The Fixed Investor Percentage with respect to the period:

      October 1, 2005 through October 18, 2005                                                                         N/A
                                                                                                         -----------------
      October 19, 2005 through October 31, 2005                                                                        N/A
                                                                                                         -----------------

      9.  The amount of Investor Principal Collections applicable to Series 2001-A ...........           $   71,767,920.05
                                                                                                         -----------------

      10a. The amount of Available Finance Charge Collections on deposit in the
           Collection Account for the related Monthly Period ..................................          $    4,112,284.83
                                                                                                         -----------------

      10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
           Finance Charge Collections not on deposit in the Collection Account for the
           related Monthly Period .............................................................          $    1,558,134.53
                                                                                                         -----------------

      11. The Investor Default Amount for the related Monthly Period .........................           $    1,451,231.52
                                                                                                         -----------------

      12. The Monthly Servicing Fee for the related Monthly Period ...........................           $      500,000.00
                                                                                                         -----------------

13. Trust yields for the related Monthly Period

       a. The cash yield for the related Monthly Period ..................................................           22.68%
                                                                                                            --------------

       b. The default rate for the related Monthly Period ................................................            5.80%
                                                                                                            --------------

       c. The Net Portfolio Yield for the related Monthly Period .........................................           16.88%
                                                                                                            --------------

       d. The Base Rate for the related Monthly Period ...................................................            6.91%
                                                                                                            --------------

       e. The Excess Spread Percentage for the related Monthly Period ....................................            9.97%
                                                                                                            --------------

       f. The Quarterly Excess Spread Percentage for the related Monthly Period ..........................            9.60%
                                                                                                            --------------

              i)   Excess Spread Percentage related to     Oct-05                                                     9.97%
                                                                                                            --------------

              ii)  Excess Spread Percentage related to     Sep-05                                                     9.00%
                                                                                                            --------------

              iii) Excess Spread Percentage related to     Aug-05                                                     9.82%
                                                                                                            --------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from October 20, 2005 through and including November 20, 2005                        4.00000%
                                                                                                            --------------

15. Principal Funding Account

       a. The amount on deposit in the Principal Funding Account on the related Payment Date (after
          taking into consideration deposits and withdraws for the related Payment Date) ................   $            -
                                                                                                            --------------

       b. The Accumulation Shortfall with respect to the related Monthly Period ..........................  $            -
                                                                                                            --------------

       c. The Principal Funding Investment Proceeds deposited in the Collection  Account to be treated as
          Available Finance Charge Collections ...........................................................  $            -
                                                                                                            --------------

16. Reserve Account

       a. The amount on deposit in the Reserve Account on the related Payment  Date (after taking into
          consideration deposits and withdraws for the  related Payment Date) ...........................   $            -
                                                                                                            --------------

       b. The Reserve Draw Amount for the related Monthly Period deposited  into the Collection Account to
          be treated as Available Finance  Charge Collections ............................................  $            -
                                                                                                            --------------

       c. Interest earnings on the Reserve Account deposited into the Collection  Account to be treated as
          Available Finance Charge Collections ............................................................ $            -
                                                                                                            --------------

17. Cash Collateral Account

       a. The Required Cash Collateral Account Amount on the related Payment Date ........................  $ 5,250,000.00
                                                                                                            --------------

       b. The Available Cash Collateral Account Amount on the related Payment Date .......................  $ 5,250,000.00
                                                                                                            --------------
18. Investor Charge-Offs

       a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ....................  $            -
                                                                                                            --------------

       b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....................  $            -
                                                                                                            --------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period .............................  $            -
                                                                                                            --------------

              Advanta Bank Corp.
              as Servicer

              By: /s/ MICHAEL COCO
                  ----------------------------
              Name: Michael Coco
              Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6

CLASS B CUSIP #00761HAQ4

CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING OCTOBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of November 21, 2005 and with respect to the performance of the Trust during the period of October 1, 2005 through October 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the  Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to principal payment to the Class A Noteholder ...........                  -
                                                                                                            -----------------

       2. The amount of distribution in respect to principal payment to the Class B Noteholder ...........                  -
                                                                                                            -----------------

       3. The amount of distribution in respect to principal payment to the Class C Noteholder ...........                  -
                                                                                                            -----------------

       4. The amount of distribution in respect to principal payment to the Class D Noteholder ...........                  -
                                                                                                            -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to the Class A Monthly Interest ..........................            3.91111
                                                                                                            -----------------

       2. The amount of distribution in respect to the Class B Monthly Interest ..........................            5.11111
                                                                                                            -----------------

       3. The amount of distribution in respect to the Class C Monthly Interest ..........................            6.66667
                                                                                                            -----------------

       4. The amount of distribution in respect to the Class D Monthly Interest ..........................           10.66667
                                                                                                            -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The total amount of distribution in respect to the Class A Noteholder ..........................            3.91111
                                                                                                            -----------------

       2. The total amount of distribution in respect to the Class B Noteholder ..........................            5.11111
                                                                                                            -----------------

       3. The total amount of distribution in respect to the Class C Noteholder ..........................            6.66667
                                                                                                            -----------------

       4. The total amount of distribution in respect to the Class D Noteholder ..........................           10.66667
                                                                                                            -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1. The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date .....................................................  $  831,137,773.28
                                                                                                            -----------------

       2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date .................................  $   65,281,466.35
                                                                                                            -----------------

       3. Recoveries for the preceding Monthly Period ....................................................  $    3,606,666.17
                                                                                                            -----------------

       4. The Defaulted Amount for the preceding Monthly Period ..........................................  $   16,902,399.69
                                                                                                            -----------------

       5. The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
          is the average Receivables for the preceding Monthly Period ....................................               4.56%
                                                                                                            -----------------

       6. The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period .................................................................................  $3,452,746,968.87
                                                                                                            -----------------

       7. The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period .................................................................................  $3,442,818,535.93
                                                                                                            -----------------

       8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period ......................................................  $   56,368,439.94
                                                                                                            -----------------

     9.   The total amount of Finance Charge and Administrative Receivables in the
          Trust as of the last day of the preceding Monthly Period .......................................       $   53,061,144.92
                                                                                                                 -----------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
          of the last day of the preceding Monthly Period ................................................       $2,536,718,346.00
                                                                                                                 -----------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period .....................       $  906,100,189.93
                                                                                                                 -----------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period ...................                   26.32%
                                                                                                                 -----------------

     13.  The Required Transferor Percentage .............................................................                    6.00%
                                                                                                                 -----------------

     14.  The Required Transferor Interest ...............................................................       $  206,569,112.16
                                                                                                                 -----------------

     15.  The monthly principal payment rate for the preceding Monthly Period ............................                  24.072%
                                                                                                                 -----------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period .................................................................................       $               -
                                                                                                                 -----------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage            Aggregate
                                                                          of Total             Account
                                                                        Receivables            Balance
(a) Delinquent between 30 days and 59 days                                 1.109%          $ 38,783,630.77

(b) Delinquent between 60 days and 89 days                                 0.919%          $ 32,127,687.65

(c) Delinquent between 90 days and 119 days                                0.721%          $ 25,216,049.16

(d) Delinquent between 120 days and 149 days                               0.464%          $ 16,235,231.62

(e) Delinquent between 150 days and 179 days                               0.477%          $ 16,689,842.71

(f) Delinquent 180 days or greater                                         0.000%          $             -
                                                                           -----           ---------------
(g) Aggregate                                                              3.690%          $129,052,441.91
                                                                           =====           ===============

V. Information regarding Series 2003-A

     1.   The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2003-A as of the last day of the related Monthly Period ..........               $  400,000,000.00
                                                                                                            -----------------

     2.   The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2003-A on the last day of the related Monthly Period ....               $  400,000,000.00

                                                                                                            -----------------
                                                                                                NOTE
                                                                                               FACTORS

     3.   The amount of Principal Receivables in the Trust represented by the Class A
          Note Principal Balance on the last day of the related Monthly Period ..............   1.0000      $  320,000,000.00
                                                                                                            -----------------

     4.   The amount of Principal Receivables in the Trust represented by the Class B
          Note Principal Balance on the last day of the related Monthly Period ..............   1.0000      $   37,000,000.00
                                                                                                            -----------------

     5.   The amount of Principal Receivables in the Trust represented by the Class C
          Note Principal Balance on the last day of the related Monthly Period ..............   1.0000      $   29,000,000.00
                                                                                                            -----------------

     6.   The amount of Principal Receivables in the trust represented by the Class D
          Note Principal Balance on the last day of the related Monthly Period ..............   1.0000      $   14,000,000.00
                                                                                                            -----------------

     7.   The Floating Investor Percentage with respect to the period:

     October 1, 2005 through October 18, 2005                                                                      11.5849787%
                                                                                                            -----------------
     October 19, 2005 through October 31, 2005                                                                     11.4222104%
                                                                                                            -----------------

     8.   The Fixed Investor Percentage with respect to the period:

     October 1, 2005 through October 18, 2005                                                                             N/A
                                                                                                            -----------------
     October 19, 2005 through October 31, 2005                                                                            N/A
                                                                                                            -----------------

     9.   The amount of Investor Principal Collections applicable to Series 2003-A ..........               $   95,690,560.21
                                                                                                            -----------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the
          Collection Account for the related Monthly Period to be treated as Servicer
          Interchange .......................................................................               $       83,333.33
                                                                                                            -----------------

     10b. The amount of Available Finance Charge Collections on deposit in the
          Collection Account for the related Monthly Period .................................               $    5,483,656.06
                                                                                                            -----------------

     10c. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
          Finance Charge Collections not on deposit in the Collection Account for the
          related Monthly Period ............................................................               $    1,994,179.40
                                                                                                            -----------------

     11.  The Investor Default Amount for the related Monthly Period ........................               $    1,934,975.39
                                                                                                            -----------------

     12.  The Monthly Servicing Fee for the related Monthly Period ..........................               $      666,666.67
                                                                                                            -----------------

     13.  Trust yields for the related Monthly Period

              a. The cash yield for the related Monthly Period ........................................                 22.68%
                                                                                                            -----------------

              b. The default rate for the related Monthly Period ......................................                  5.80%
                                                                                                            -----------------

              c. The Net Portfolio Yield for the related Monthly Period ...............................                 16.88%
                                                                                                            -----------------

              d. The Base Rate for the related Monthly Period .........................................                  7.35%
                                                                                                            -----------------

              e. The Excess Spread Percentage for the related Monthly Period ..........................                  9.53%
                                                                                                            -----------------

              f. The Quarterly Excess Spread Percentage for the related Monthly Period ................                  9.18%
                                                                                                            -----------------

                     i)   Excess Spread Percentage related to     Oct-05                                                 9.53%
                                                                                                            -----------------

                     ii)  Excess Spread Percentage related to     Sep-05                                                 8.59%
                                                                                                            -----------------

                     iii) Excess Spread Percentage related to     Aug-05                                                 9.42%
                                                                                                            -----------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from October 20, 2005 through and including
     November 20, 2005 ................................................................................               4.00000%
                                                                                                            -----------------

     15.  Principal Funding Account

              a. The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration deposits and withdraws for the
                 related Payment Date) ................................................................     $               -
                                                                                                            -----------------

              b. The Accumulation Shortfall with respect to the related Monthly Period ................     $               -
                                                                                                            -----------------

              c. The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections ........................     $               -
                                                                                                            -----------------

     16.  Reserve Account

              a. The amount on deposit in the Reserve Account on the related Payment
                 Date (after taking into consideration deposits and withdraws for the
                 related Payment Date) ................................................................     $      500,000.00
                                                                                                            -----------------

              b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                 Collections ..........................................................................     $               -
                                                                                                            -----------------

              c. Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections ........................     $          609.58
                                                                                                            -----------------

     17.  Cash Collateral Account

              a. The Required Cash Collateral Account Amount on the related Payment Date ..............          8,000,000.00
                                                                                                            -----------------

              b. The Available Cash Collateral Account Amount on the related Payment Date .............     $    8,000,000.00
                                                                                                            -----------------

     18.  Investor Charge-Offs

              a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ..........     $               -
                                                                                                            -----------------

              b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ..........     $               -
                                                                                                            -----------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period ....................     $               -
                                                                                                            -----------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MICHAEL COCO
                            --------------------------
                        Name: Michael Coco
                        Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8

CLASS B CUSIP #00761HAU5

CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING OCTOBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of November 21, 2005 and with respect to the performance of the Trust during the period of October 1, 2005 through October 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to principal payment to the
          Class A Noteholder .....................................................        $                -
                                                                                           ------------------

       2. The amount of distribution in respect to principal payment to the
          Class B Noteholder .....................................................        $                -
                                                                                          ------------------

       3. The amount of distribution in respect to principal payment to the
          Class C Noteholder .....................................................        $                -
                                                                                          ------------------

       4. The amount of distribution in respect to principal payment to the
          Class D Noteholder .....................................................        $                -
                                                                                          ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to the Class A Monthly Interest ...                  3.86667
                                                                                          ------------------

       2. The amount of distribution in respect to the Class B Monthly Interest ...                  5.02222
                                                                                          ------------------

       3. The amount of distribution in respect to the Class C Monthly Interest ...                  7.20000
                                                                                          ------------------

       4. The amount of distribution in respect to the Class D Monthly Interest ...                 10.66667
                                                                                          ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1. The total amount of distribution in respect to the Class A Noteholder ...                  3.86667
                                                                                          ------------------

       2. The total amount of distribution in respect to the Class B Noteholder ...                  5.02222
                                                                                          ------------------

       3. The total amount of distribution in respect to the Class C Noteholder ...                  7.20000
                                                                                          ------------------

       4. The total amount of distribution in respect to the Class D Noteholder ...                 10.66667
                                                                                          ------------------

IV. Information regarding the performance of the Advanta Business Card Master
     Trust

       1. The aggregate amount of such Collections with respect to Principal
          Receivables for the Monthly Period preceding such Payment Date .........        $   831,137,773.28
                                                                                          ------------------

       2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding
          such Payment Date ......................................................        $    65,281,466.35
                                                                                          ------------------

       3. Recoveries for the preceding Monthly Period ............................        $     3,606,666.17
                                                                                          ------------------

       4. The Defaulted Amount for the preceding Monthly Period ..................        $    16,902,399.69
                                                                                          ------------------

       5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
          Period, and the denominator is the average Receivables for the preceding
          Monthly Period .........................................................                      4.56%
                                                                                          ------------------

       6. The total amount of Principal Receivables in the trust at the beginning
          of the preceding Monthly Period ........................................        $ 3,452,746,968.87
                                                                                          ------------------

       7. The total amount of Principal Receivables in the trust as of the last
          day of the preceding Monthly Period ....................................        $ 3,442,818,535.93
                                                                                          ------------------

       8. The total amount of Finance Charge and Administrative Receivables in the
          Trust at the beginning of the preceding Monthly Period .................        $    56,368,439.94
                                                                                          ------------------

       9. The total amount of Finance Charge and Administrative Receivables in the
          Trust as of the last day of the preceding Monthly Period ...............        $    53,061,144.92
                                                                                          ------------------

    10.The aggregated Adjusted Invested Amounts of all Series of Notes
       outstanding as of the last day of the preceding Monthly Period .........                $ 2,536,718,346.00
                                                                                               ------------------

    11.The Transferor Interest as of the last day of the preceding Monthly
       Period .................................................................                $   906,100,189.93
                                                                                               ------------------

    12.The transferor percentage as of the last day of the preceding Monthly
       Period .................................................................                             26.32%
                                                                                               ------------------

    13.The Required Transferor Percentage .....................................                              6.00%
                                                                                               ------------------

    14.The Required Transferor Interest .......................................                $   206,569,112.16
                                                                                               ------------------

    15.The monthly principal payment rate for the preceding Monthly Period ....                            24.072%
                                                                                               ------------------

    16.The balance in the Excess Funding Account as of the last day of the
       preceding Monthly Period ...............................................                $                -
                                                                                               ------------------

    17.The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                     Percentage      Aggregate
                                                      of Total        Account
                                                     Receivables      Balance

(a) Delinquent between 30 days and 59 days ........        1.109% $  38,783,630.77
(b) Delinquent between 60 days and 89 days ........        0.919% $  32,127,687.65
(c) Delinquent between 90 days and 119 days .......        0.721% $  25,216,049.16
(d) Delinquent between 120 days and 149 days ......        0.464% $  16,235,231.62
(e) Delinquent between 150 days and 179 days ......        0.477% $  16,689,842.71
(f) Delinquent 180 days or greater ................        0.000% $              -
                                                     -----------  ----------------
(g) Aggregate .....................................        3.690% $ 129,052,441.91
                                                     ===========  ================

V.   Information regarding Series 2003-B

       1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of the
          related Monthly Period ..........................................                     $   300,000,000.00
                                                                                                ------------------

       2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day
          of the related Monthly Period ...................................                     $   300,000,000.00
                                                                                                ------------------
                                                                                NOTE FACTORS

       3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
          related Monthly Period ..........................................       1.0000        $   240,000,000.00
                                                                                                ------------------

       4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
          related Monthly Period ..........................................       1.0000        $    27,750,000.00
                                                                                                ------------------

       5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
          related Monthly Period ..........................................       1.0000        $    21,750,000.00
                                                                                                ------------------

       6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
          related Monthly Period ..........................................       1.0000        $    10,500,000.00
                                                                                                ------------------

       7. The Floating Investor Percentage with respect to the period:

        October 1, 2005 through October 18, 2005 ........................                                8.6887340%
                                                                                                ------------------
        October 19, 2005 through October 31, 2005 .......................                                8.5666578%
                                                                                                ------------------

       8. The Fixed Investor Percentage with respect to the period:

        October 1, 2005 through October 18, 2005 ........................                                      N/A
                                                                                                ------------------
        October 19, 2005 through October 31, 2005 .......................                                      N/A
                                                                                                ------------------

       9. The amount of Investor Principal Collections applicable to
          Series 2003-B ...................................................                     $    71,767,920.05
                                                                                                ------------------

       10a. The amount of Available Finance Charge Collections on deposit
            in the Collection Account for the related Monthly Period ......                     $     4,112,284.83
                                                                                                ------------------

       10b. Pursuant to Section 8.04(a) of the Master Indenture, the
            amount of Available Finance Charge Collections not on deposit
            in the Collection Account for the related Monthly Period ......                     $     1,558,134.53
                                                                                                ------------------

       11. The Investor Default Amount for the related Monthly Period .....                     $     1,451,231.52
                                                                                                ------------------

       12. The Monthly Servicing Fee for the related Monthly Period .......                     $       500,000.00
                                                                                                ------------------

       13. Trust yields for the related Monthly Period

              a. The cash yield for the related Monthly Period ................                              22.68%
                                                                                                ------------------
              b. The default rate for the related Monthly Period ..............                               5.80%
                                                                                                ------------------
              c. The Net Portfolio Yield for the related Monthly Period .......                              16.88%
                                                                                                ------------------


           d. The Base Rate for the related Monthly Period.....................................             7.34%
                                                                                                  --------------

           e. The Excess Spread Percentage for the related Monthly Period......................             9.54%
                                                                                                  --------------

           f. The Quarterly Excess Spread Percentage for the related Monthly Period............             9.18%
                                                                                                  --------------

                        i) Excess Spread Percentage related to                Oct-05                        9.54%
                                                                                                  --------------

                        ii) Excess Spread Percentage related to               Sep-05                        8.59%
                                                                                                  --------------

                        iii) Excess Spread Percentage related to              Aug-05                        9.42%
                                                                                                  --------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from October 20, 2005 through and including November 20, 2005              4.00000%
                                                                                                  --------------
15. Principal Funding Account

           a. The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws
              for the related Payment Date)....................................................   $            -
                                                                                                  --------------

           b. The Accumulation Shortfall with respect to the related Monthly Period............   $            -
                                                                                                  --------------

           c. The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections....................   $            -
                                                                                                  --------------

16. Reserve Account

           a. The amount on deposit in the Reserve Account on the related Payment Date
              (after taking into consideration deposits and withdraws for the related
              Payment Date)....................................................................   $            -
                                                                                                  --------------

           b. The Reserve Draw Amount for the related Monthly Period deposited into the
              Collection Account to be treated as Available Finance Charge Collections.........   $            -
                                                                                                  --------------

           c. Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections....................   $            -
                                                                                                  --------------

17. Cash Collateral Account

           a. The Required Cash Collateral Account Amount on the related Payment Date..........   $ 6,750,000.00
                                                                                                  --------------

           b. The Available Cash Collateral Account Amount on the related Payment Date.........   $ 6,750,000.00
                                                                                                  --------------

18. Investor Charge-Offs

           a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......   $            -
                                                                                                  --------------

           b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date......   $            -
                                                                                                  --------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period...................   $            -
                                                                                                  --------------

              Advanta Bank Corp.
              as Servicer

              By: /s/ MICHAEL COCO
              Name: Michael Coco
              Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4

CLASS B CUSIP #00761HBD2

CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                      ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING OCTOBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of November 21, 2005 and with respect to the performance of the Trust during the period of October 1, 2005 through October 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to principal payment to the Class A Noteholder.......    $                -
                                                                                                         ------------------

       2. The amount of distribution in respect to principal payment to the Class B Noteholder.......    $                -
                                                                                                         ------------------

       3. The amount of distribution in respect to principal payment to the Class C Noteholder.......    $                -
                                                                                                         ------------------

       4. The amount of distribution in respect to principal payment to the Class D Noteholder.......    $                -
                                                                                                         ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to the Class A Monthly Interest......................               3.79556
                                                                                                         ------------------

       2. The amount of distribution in respect to the Class B Monthly Interest......................               4.57778
                                                                                                         ------------------

       3. The amount of distribution in respect to the Class C Monthly Interest......................               6.13333
                                                                                                         ------------------

       4. The amount of distribution in respect to the Class D Monthly Interest......................              10.22222
                                                                                                         ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The total amount of distribution in respect to the Class A Noteholder......................               3.79556
                                                                                                         ------------------

       2. The total amount of distribution in respect to the Class B Noteholder......................               4.57778
                                                                                                         ------------------

       3. The total amount of distribution in respect to the Class C Noteholder......................               6.13333
                                                                                                         ------------------

       4. The total amount of distribution in respect to the Class D Noteholder......................              10.22222
                                                                                                         ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1. The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date.................................................    $   831,137,773.28
                                                                                                         ------------------

       2. The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date..............    $    65,281,466.35
                                                                                                         ------------------

       3. Recoveries for the preceding Monthly Period................................................    $     3,606,666.17
                                                                                                         ------------------

       4. The Defaulted Amount for the preceding Monthly Period......................................    $    16,902,399.69
                                                                                                         ------------------

       5. The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries the preceding Monthly Period, and the denominator is
          the average Receivables for the preceding Monthly Period...................................                  4.56%
                                                                                                         ------------------

       6. The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period...................................................................    $ 3,452,746,968.87
                                                                                                         ------------------

       7. The total amount of Principal Receivables in the trust as of the last day  of the
          preceding Monthly Period...................................................................    $ 3,442,818,535.93
                                                                                                         ------------------

       8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period..................................................    $    56,368,439.94
                                                                                                         ------------------

       9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
          last day of the preceding Monthly Period...................................................    $    53,061,144.92
                                                                                                         ------------------

       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
           last day of the preceding Monthly Period..................................................    $ 2,536,718,346.00
                                                                                                         ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period ...................           $   906,100,189.93
                                                                                                             ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period .................                        26.32%
                                                                                                             ------------------
13. The Required Transferor Percentage ...........................................................                         6.00%
                                                                                                             ------------------
14. The Required Transferor Interest .............................................................           $   206,569,112.16
                                                                                                             ------------------
15. The monthly principal payment rate for the preceding Monthly Period ..........................                       24.072%
                                                                                                             ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding
    Monthly Period ...............................................................................           $                -
                                                                                                             ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                         Percentage             Aggregate
                                          of Total               Account
                                         Receivables             Balance
(a) Delinquent between 30 days and 59       1.109%        $      38,783,630.77
    days
(b) Delinquent between 60 days and 89       0.919%        $      32,127,687.65
    days
(c) Delinquent between 90 days and          0.721%        $      25,216,049.16
    119 days
(d) Delinquent between 120 days and         0.464%        $      16,235,231.62
    149 days
(e) Delinquent between 150 days and         0.477%        $      16,689,842.71
    179 days
(f) Delinquent 180 days or greater          0.000%        $                  -
                                            -----         --------------------
(g) Aggregate                               3.690%        $     129,052,441.91
                                            =====         ====================

V. Information regarding Series 2003-D
     1. The amount of Principal Receivables in the Trust represented by the Invested
        Amount of Series 2003-D as of
        the last day of the related Monthly Period ........................................                    $   400,000,000.00
                                                                                                               ------------------
     2. The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2003-D
        on the last day of the related Monthly Period .....................................                    $   400,000,000.00
                                                                                                               ------------------
                                                                                               NOTE FACTORS
     3. The amount of Principal Receivables in the Trust represented by the Class A
        Note Principal Balance on
        the last day of the related Monthly Period ........................................       1.0000       $   320,000,000.00
                                                                                                               ------------------
     4. The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on
        the last day of the related Monthly Period ........................................       1.0000       $    37,000,000.00
                                                                                                               ------------------
     5. The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on
        the last day of the related Monthly Period ........................................       1.0000       $   29,000,000.00
                                                                                                               ------------------
     6. The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance
        on the last day of the related Monthly Period .....................................       1.0000       $    14,000,000.00
                                                                                                               ------------------
     7. The Floating Investor Percentage with respect to the period:
        October 1, 2005 through October 18, 2005                                                                       11.5849787%
                                                                                                               ------------------
        October 19, 2005 through October 31, 2005                                                                      11.4222104%
                                                                                                               ------------------
     8. The Fixed Investor Percentage with respect to the period:
        October 1, 2005 through October 18, 2005                                                                              N/A
                                                                                                               ------------------
        October 19, 2005 through October 31, 2005                                                                             N/A
                                                                                                               ------------------
     9. The amount of Investor Principal Collections applicable to Series 2003-D ..........                    $    95,690,560.21
                                                                                                               ------------------
     10a. The amount of Available Finance Charge Collections on deposit in the
          Collection Account for
          the related Monthly Period ......................................................                    $     5,483,046.48
                                                                                                               ------------------
     10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
          Finance Charge Collections
          not on deposit in the Collection Account for the related Monthly Period .........                    $     2,077,512.73
                                                                                                               ------------------
     11. The Investor Default Amount for the related Monthly Period .......................                    $     1,934,975.39
                                                                                                               ------------------
     12. The Monthly Servicing Fee for the related Monthly Period .........................                    $       666,666.67
                                                                                                               ------------------
     13. Trust yields for the related Monthly Period
           a. The cash yield for the related Monthly Period                                                                 22.68%
                                                                                                               ------------------
           b. The default rate for the related Monthly Period                                                                5.80%
                                                                                                               ------------------
           c. The Net Portfolio Yield for the related Monthly Period                                                        16.88%
                                                                                                               ------------------
           d. The Base Rate for the related Monthly Period                                                                   7.11%
                                                                                                               ------------------
           e. The Excess Spread Percentage for the related Monthly Period                                                    9.77%
                                                                                                               ------------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ......................                     9.40%
                                                                                                               ------------------
               i) Excess Spread Percentage related to                             Oct-05                                     9.77%
                                                                                                               ------------------
               ii) Excess Spread Percentage related to                            Sep-05                                     8.81%
                                                                                                               ------------------
               iii) Excess Spread Percentage related to                           Aug-05                                     9.63%
                                                                                                               ------------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from October 20, 2005 through and including
November 20, 2005                                                                                                         4.00000%
                                                                                                               ------------------
15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date)...............       $                -
                                                                                                               ------------------

        b. The Accumulation Shortfall with respect to the related Monthly Period .......................       $                -
                                                                                                               ------------------
        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections .............................................       $                -
                                                                                                               ------------------

16 Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
           into consideration deposits and withdraws for the related Payment Date) .....................       $                -
                                                                                                               ------------------
        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
           Collections .................................................................................       $                -
                                                                                                               ------------------
        c. Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections ...............................       $                -
                                                                                                               ------------------
17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date .....................       $     9,000,000.00
                                                                                                               ------------------

        b. The Available Cash Collateral Account Amount on the related Payment Date ....................       $     9,000,000.00
                                                                                                               ------------------
 18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .................       $                -
                                                                                                               ------------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................       $                -
                                                                                                               ------------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period ...........................       $                -
                                                                                                               ------------------

        Advanta Bank Corp.
        as Servicer

        By: /s/ MICHAEL COCO
        Name: Michael Coco
        Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                         PERIOD ENDING OCTOBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of November 21, 2005 and with respect to the performance of the Trust during the period of October 1, 2005 through October 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                               Total amount of principal to
                         CUSIP Number                     be paid                Per $1,000
                        -----------------      ----------------------------    -----------------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                    Total amount of interest to be
                    CUSIP Number                paid                       Per $1,000
                    ------------    ------------------------------         ----------
2005-A1              00761H BJ 9             $ 904,444.44                   3.61778
2005-A2              00761H BK 6             $ 826,000.00                   3.67111
2005-A3              00761H BM 2             $ 783,333.33                   3.13333
2005-B1              00761H BH 3             $ 389,333.33                   3.89333
2004-C1              00761H BG 5             $ 448,888.89                   4.48889
2005-C1              00761H BL 4             $ 400,888.89                   4.00889
2004-D1                                      $  80,000.00                   8.00000
2005-D1                                      $ 106,666.67                   5.33333
2005-D2                                      $ 109,258.68                   4.37035


III. Information regarding the performance of the Advanta Business Card Master Trust

   1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
      Period preceding such Payment Date                                                                  $   831,137,773.28
                                                                                                          ------------------

   2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
      Receivables for the Monthly Period preceding such Payment Date                                      $    65,281,466.35
                                                                                                          ------------------

   3. Recoveries for the Monthly Period preceding such Payment Date                                       $     3,606,666.17
                                                                                                          ------------------

   4. The Defaulted Amount for the Monthly Period preceding such Payment Date                             $    16,902,399.69
                                                                                                          ------------------

   5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
      Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
      Receivables for the preceding Monthly Period                                                                      4.56%
                                                                                                          ------------------

   6. The total amount of Principal Receivables in the trust at the beginning of the preceding
      Monthly Period                                                                                      $ 3,452,746,968.87
                                                                                                          ------------------

   7. The total amount of Principal Receivables in the trust as of the last day of the preceding
      Monthly Period                                                                                      $ 3,442,818,535.93
                                                                                                          ------------------

   8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
      beginning of the preceding Monthly Period                                                           $    56,368,439.94
                                                                                                          ------------------

   9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
      last day of the preceding Monthly Period                                                            $    53,061,144.92
                                                                                                          ------------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
       last day of the preceding Monthly Period                                                           $ 2,536,718,346.00
                                                                                                          ------------------

   11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date            $   906,100,189.93
                                                                                                          ------------------

   12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date                       26.32%
                                                                                                          ------------------

   13. The Required Transferor Percentage                                                                               6.00%
                                                                                                          ------------------

   14. The Required Transferor Interest                                                                   $   206,569,112.16
                                                                                                          ------------------

   15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                          24.072%
                                                                                                          ------------------

   16. The balance in the Excess Funding Account as of the end of the Monthly Period preceding
       such Payment Date                                                                                  $                -
                                                                                                          ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                     Percentage of Total     Aggregate Account
                                                         Receivables             Balance
                                                     --------------------    ------------------
(a) Delinquent between 30 days and 59 days                  1.109%            $  38,783,630.77
(b) Delinquent between 60 days and 89 days                  0.919%            $  32,127,687.65
(c) Delinquent between 90 days and 119 days                 0.721%            $  25,216,049.16
(d) Delinquent between 120 days and 149 days                0.464%            $  16,235,231.62
(e) Delinquent between 150 days and 179 days                0.477%            $  16,689,842.71
                                                            -----
(f) Delinquent 180 days or greater                          0.000%            $              -
                                                                              ----------------
(g) Aggregate                                               3.690%            $ 129,052,441.91
                                                            =====             ================

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                Initial Principal    Outstanding Principal     Adjusted Outstanding           Invested       Adjusted Invested
                     Balance                Balance              Principal Balance             Amount              Amount
                -----------------    ---------------------     --------------------      -----------------   ------------------
2005-A1         $  250,000,000.00     $    250,000,000.00      $     250,000,000.00     $   250,000,000.00   $   250,000,000.00
2005-A2         $  225,000,000.00     $    225,000,000.00      $     225,000,000.00     $   225,000,000.00   $   225,000,000.00
2005-A3         $  250,000,000.00     $    250,000,000.00      $     250,000,000.00     $   250,000,000.00   $   250,000,000.00
                -----------------     -------------------      --------------------     ------------------   ------------------
Total Class A   $  725,000,000.00     $    725,000,000.00      $     725,000,000.00     $   725,000,000.00   $   725,000,000.00

2005-B1         $  100,000,000.00     $    100,000,000.00      $     100,000,000.00     $   100,000,000.00   $   100,000,000.00
                -----------------     -------------------      --------------------     ------------------   ------------------
Total Class B   $  100,000,000.00     $    100,000,000.00      $     100,000,000.00     $   100,000,000.00   $   100,000,000.00


2004-C1         $  100,000,000.00     $    100,000,000.00      $     100,000,000.00     $   100,000,000.00   $   100,000,000.00
2005-C1         $  100,000,000.00     $    100,000,000.00      $     100,000,000.00     $   100,000,000.00   $   100,000,000.00
                -----------------     -------------------      --------------------     ------------------   ------------------
Total Class C   $  200,000,000.00     $    200,000,000.00      $     200,000,000.00     $   200,000,000.00   $   200,000,000.00


2004-D1         $   10,000,000.00     $     10,000,000.00      $      10,000,000.00     $    10,000,000.00   $    10,000,000.00
2005-D1         $   20,000,000.00     $     20,000,000.00      $      20,000,000.00     $    20,000,000.00   $    20,000,000.00
2005-D2         $   25,000,000.00     $     25,000,000.00      $      25,000,000.00     $    25,000,000.00   $    25,000,000.00
                -----------------     -------------------      --------------------     ------------------   ------------------
Total Class D   $   55,000,000.00     $     55,000,000.00      $      55,000,000.00     $    55,000,000.00   $    55,000,000.00
                -----------------     -------------------      --------------------     ------------------   ------------------
Total
AdvantaSeries   $1,080,000,000.00     $ 1 ,080,000,000.00      $   1,080,000,000.00     $ 1,080,000,000.00   $ 1,080,000,000.00
                =================    =====================     ====================     ==================   ==================

    2. Weighted Average Floating Allocation Amount for the related Monthly Period       $ 858,225,806.45
                                                                                        ----------------

    3. The Floating Investor Percentage with respect to the period:

    October 1, 2005 through October 18, 2005                                                  23.3147696%
                                                                                        ----------------
    October 19, 2005 through October 25, 2005                                                 22.9871985%
                                                                                        ----------------
    October 26, 2005 through October 31, 2005                                                 30.9811340%
                                                                                        ----------------
    4. The Fixed Investor Percentage with respect to the period:

    October 1, 2005 through October 18, 2005                                                  23.3147696%
                                                                                        ----------------

    October 19, 2005 through October 25, 2005                                                 22.9871985%
                                                                                        ----------------
    October 26, 2005 through October 31, 2005                                                 30.9811340%
                                                                                        ----------------

    5. The amount of Investor Principal Collections applicable to the AdvantaSeries     $ 206,661,017.70
                                                                                        ----------------

    6a. The amount of Available Finance Charge Collections on deposit in the
        Collection Account for the related Monthly Period                               $  11,945,570.66
                                                                                        ----------------

    6b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
    Finance Charge Collections not on deposit in the Collection Account for the
    related Monthly Period                                                              $   4,451,723.34
                                                                                        ----------------

    7. The AdvantaSeries Defaulted Amount for the related Monthly Period                $   4,926,237.35
                                                                                        ----------------

    8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period           $   1,418,055.57
                                                                                        ----------------

    9. AdvantaSeries performance for the related Monthly Period

        a. The cash yield for the related Monthly Period                                           22.93%
                                                                                        ----------------

        b. The default rate for the  related Monthly Period                                         6.89%
                                                                                        ----------------

        c. The Net Portfolio Yield for the related Monthly Period                                  16.04%
                                                                                        ----------------

        d. The Base Rate for the related  Monthly Period                                            6.52%
                                                                                        ----------------

        e. The Excess Spread Percentage for the related Monthly Period                              9.52%
                                                                                        ----------------

f. The Quarterly Excess Spread Percentage                                                                   9.43%
                                                                                                  --------------

    i)   Excess Spread Percentage related to           Oct-05                                               9.52%
                                                                                                  --------------

    ii)  Excess Spread Percentage related to           Sep-05                                               8.90%
                                                                                                  --------------

    iii) Excess Spread Percentage related to           Aug-05                                               9.88%
                                                                                                  --------------

g. The average Excess Spread Amount for the three preceding Monthly Periods                       $ 5,713,642.21
                                                                                                  --------------

    i)   Excess Spread Amount related to               Oct-05                                     $ 6,004,186.85
                                                                                                  --------------

    ii)  Excess Spread Amount related to               Sep-05                                     $ 5,251,929.69
                                                                                                  --------------

    iii) Excess Spread Amount related to               Aug-05                                     $ 5,884,810.08
                                                                                                  --------------

10. Floating interest rate determinations:

LIBOR for all Tranches with an Interest Period from October 20, 2005 through and
including November 20, 2005                                                                              4.00000%
                                                                                                  --------------
LIBOR for the 2005-D2 Tranche with an Interest Period from October 26, 2005 through
and including November 20, 2005                                                                          4.05125%
                                                                                                  --------------

11. Required interest payments

                         Required interest       Interest shortfalls    Amounts withdrawn from the
                      amounts with respect to      and additional         Collection  Account for
                        the current Interest     interest from prior    payment of required interest     Unpaid required  interest
                               Period                  periods                     amounts                         amounts
                      -----------------------    -------------------    ----------------------------     -------------------------
2005-A1               $            904,444.44    $                 -    $                 904,444.44     $                       -
2005-A2               $            826,000.00    $                 -    $                 826,000.00     $                       -
2005-A3               $            783,333.33    $                 -    $                 783,333.33     $                       -
                      -----------------------    -------------------    ----------------------------     -------------------------
Total Class A         $          2,513,777.77    $                 -    $               2,513,777.77     $                       -

2005-B1               $            389,333.33    $                 -    $                 389,333.33     $                       -
                      -----------------------    -------------------    ----------------------------     -------------------------
Total Class B         $            389,333.33    $                 -    $                 389,333.33     $                       -

2004-C1               $            448,888.89    $                 -    $                 448,888.89     $                       -
2005-C1               $            400,888.89    $                 -    $                 400,888.89     $                       -
                      -----------------------    -------------------    ----------------------------     -------------------------
Total Class C         $            849,777.78    $                 -    $                 849,777.78     $                       -

2004-D1               $             80,000.00    $                 -    $                  80,000.00     $                       -
2005-D1               $            106,666.67    $                 -    $                 106,666.67     $                       -
2005-D2               $            109,258.68    $                 -    $                 109,258.68     $                       -
                      -----------------------    -------------------    ----------------------------     -------------------------
Total Class D         $            295,925.35    $                 -    $                 295,925.35     $                       -
                      -----------------------    -------------------    ----------------------------     -------------------------

Total AdvantaSeries   $          4,048,814.23    $                 -    $               4,048,814.23     $                       -
                      =======================    ===================    ============================     =========================

12. Principal Funding Account

    Beginning        Required Principal     Actual Deposit   Principal Funding  Amount Withdrawn   Withdrawals          Ending
Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount    for Payment      of Coverage    Principal Funding
   Sub-Account     the Principal Funding       Funding           prior to        of Principal to  Funding Excess     Sub-Account
     Amount             Sub-Account          Sub-Account       Withdrawals        Noteholders         Amount            Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  --------------  ------------------

NOTHING TO REPORT

13. Coverage Funding Required Amounts

      a.    Coverage Funding Amount as of the end of the related Monthly Period                   $            -
                                                                                                  --------------

      b.    The Coverage Funding Amount for the Class A Notes as of the end of the
            related Monthly Period                                                                $            -
                                                                                                  --------------

      c.    The Coverage Funding Amount for the Class B Notes as of the end of the
            related Monthly Period                                                                $            -
                                                                                                  --------------

      d.    The Coverage Funding Amount for the Class C Notes as of the end of the
            related Monthly Period                                                                $            -
                                                                                                  --------------

14. Cash Collateral Account

      a.    The Required Cash Collateral Account Amount on the related Payment Date               $24,300,000.00
                                                                                                  --------------

      b.    The Available Cash Collateral Account Amount on the related Payment Date              $24,300,000.00
                                                                                                  --------------

      c.    Has a Portfolio Decline Event occurred with respect to the Monthly
            Period preceding such Payment Date                                                         NO
                                                                                                  --------------

15. Spread Account

    a.  The Required Spread Account Amount on the related Payment Date                              $           -
                                                                                                    -------------
    b.  The amount on deposit in the Spread Account on the related  Date                            $           -
                                                                                                    -------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date


                                                 Required                             Excess of Subordinated
                  Required subordination       Subordinated                            Notes over Required
                        percentage                Amount        Subordinated Notes     Subordinated Amount
                  ----------------------     ----------------   ------------------    ----------------------

Class A                  21.5805%            $ 156,458,625.00   $   355,000,000.00    $       198,541,375.00
Class B                   8.9918%               74,182,350.00       255,000,000.00            180,817,650.00
Class C                   3.6269%               37,175,725.00        55,000,000.00             17,824,275.00


17. Adjusted Invested Amount

                                                                    Increases from the
                                             Initial Principal       withdrawal of the
                                              Balance and any        Coverage Funding
                    Beginning Adjusted       increases from the     Excess Amount from
                  Invested Amount for the     issuance of any      the Principal Funding
                  Related Monthly Period      additional Notes          Sub-Account
                  -----------------------    ------------------    ---------------------
2005-A1           $        250,000,000.00    $                -    $                   -
2005-A2           $        225,000,000.00    $                -    $                   -
2005-A3           $                     -    $   250,000,000.00    $                   -
                  -----------------------    ------------------    ---------------------
Total Class A     $        475,000,000.00    $   250,000,000.00    $                   -

2005-B1           $        100,000,000.00    $                -    $                   -
                  -----------------------    ------------------    ---------------------
Total Class B     $        100,000,000.00    $                -    $                   -

2004-C1           $        100,000,000.00    $                -    $                   -
2005-C1           $        100,000,000.00    $                -    $                   -
                  -----------------------    ------------------    ---------------------
Total Class C     $        200,000,000.00    $                -    $                   -

2004-D1           $         10,000,000.00    $                -    $                   -
2005-D1           $         20,000,000.00    $                -    $                   -
2005-D2           $                     -    $    25,000,000.00    $                   -
                  -----------------------    ------------------    ---------------------
Total Class D     $         30,000,000.00    $    25,000,000.00    $                   -
                  -----------------------    ------------------    ---------------------

Total
AdvantaSeries     $        805,000,000.00    $   275,000,000.00    $                   -
                  =======================    ==================    =====================

                                                                                Reduction due to
                                                   Reduction due to            amounts deposited
                        Increase from          reallocation of Available       into the Principal       Ending Adjusted Invested
                  reimbursements of Adjusted   Principal Collections and          Funding Sub-           Amount for the related
                   Invested Amount Deficit       Investor Charge-Offs               Account                   Monthly Period
                  --------------------------   -------------------------       ------------------       ------------------------
2005-A1           $                        -   $                       -       $                -       $         250,000,000.00
2005-A2           $                        -   $                       -       $                -       $         225,000,000.00
2005-A3           $                        -   $                       -       $                -       $         250,000,000.00
                  --------------------------   -------------------------       ------------------       ------------------------
Total Class A     $                        -   $                       -       $                -       $         725,000,000.00

2005-B1           $                        -   $                       -       $                -       $         100,000,000.00
                  --------------------------   -------------------------       ------------------       ------------------------
Total Class B     $                        -   $                       -       $                -       $         100,000,000.00

2004-C1           $                        -   $                       -       $                -       $         100,000,000.00
2005-C1           $                        -   $                       -       $                -       $         100,000,000.00
                  --------------------------   -------------------------       ------------------       ------------------------
Total Class C     $                        -   $                       -       $                -       $         200,000,000.00

2004-D1           $                        -   $                       -       $                -       $          10,000,000.00
2005-D1           $                        -   $                       -       $                -       $          20,000,000.00
2005-D2           $                        -   $                       -       $                -       $          25,000,000.00
                  --------------------------   -------------------------       ------------------       ------------------------
Total Class D     $                        -   $                       -       $                -       $          55,000,000.00
                  --------------------------   -------------------------       ------------------       ------------------------

Total
AdvantaSeries     $                        -   $                       -       $                -       $       1,080,000,000.00
                  ==========================   =========================       ==================       ========================

                                             Advanta Bank Corp.
                                             as Servicer

                                             By: /s/ MICHAEL COCO
                                                 -------------------------------
                                             Name: Michael Coco
                                             Title: Vice President and Treasurer